September 4, 2007 David E. Meador Executive Vice President and CFO Lehman Brothers 2007 CEO Energy/Power Conference

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations, and the negotiation and impacts of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; timing, terms and proceeds from any asset sale or monetization; and implementation of new processes and new core information systems. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2006 Form 10-K and 2007 Forms 10-Q, (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Overview Our primary focus is our utility strategy, which we expect will produce predictable, consistent earnings growth Our non-utility businesses will continue to create value for shareholders Our business strategy is supported by a strong balance sheet and enables an attractive dividend

Our Utility Operating Strategy Paves the Way for Increased Earnings Potential Well-run, customer-focused operations promote a constructive regulatory environment Constructive Regulation Run the Business Well Collaborative Environment Creative Solutions Cost Tracking Mechanisms Timely Recovery Customer Satisfaction Cost Efficiency Operational Excellence Strong Financial Performance

Run the Business Well: Cost Efficiency Performance Excellence Process continues to produce meaningful savings Detroit Edison filed for a 2.9% rate increase in April, which would have been almost doubled without the implementation of our comprehensive cost reduction program Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to cost reductions Net required rate increase

0 10 20 30 40 50 60 $/MWh Total O&M Per Customer (Average 2003 - 2005) 0 500 1,000 1,500 2,000 2,500 .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. 1st Quartile 0 .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. .. 0 1,000 500 1,500 2,000 2,500 Utilities continue to drive for top quartile cost performance DTE *Source: FERC Form 1 data - 2003 to 2005 average of similarly structured utilities Fossil Generation - Fuel and O&M Cost* Quartile 1 2 3 4 We have implemented a wide variety of initiatives to realize substantial O&M cost reductions including front-line productivity efforts that allow for reductions in labor by improving processes and labor utilization Expect additional cost reductions driven by continuous improvement projects in the efficiency and utilization of our assets MichCon Total O&M Per Customer* DTE $/Customer Focus on Utility Cost Efficiency

Operational Excellence: Service Reliability System reliability is a key component of customer satisfaction System reliability is one of our strengths, allowing Detroit Edison to consistently stay in the top quartile of the industry Continued reliability improvements driven by: More efficient line clearance and pole-top maintenance Pocket programs addressing reliability issues in specific geographic areas 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 SAIFI 0 0 0.52 0.62 0.8 0.85 0.9 0.91 0.94 0.98 1.02 1.02 1.03 1.04 1.04 1.13 1.14 1.15 1.17 1.17 1.17 1.18 1.19 1.19 1.19 1.27 1.29 1.3 1.32 1.32 1.32 1.39 1.39 1.45 1.47 1.48 1.48 1.5 1.55 1.56 1.58 1.63 1.64 1.67 1.67 1.68 1.71 1.73 1.74 1.75 1.77 1.79 1.83 1.84 1.86 1.88 1.88 1.89 1.93 2.13 2.22 2.23 2.36 2.43 2.58 2.67 Top Quartile Second Quartile Third Quartile Bottom Quartile Detroit Edison 2005 Detroit Edison 2006 2005 Electric Utility Reliability Performance Benchmarking Source: EEI 2005 benchmarking study: Customer-Based Frequency All Weather SAIFI (System Average Interruption Frequency Index)

Operational Excellence: Safety Safety is a core value and a priority for all DTE Energy businesses 2002 2003 2004 2005 2006 2007 OSHA Recordables 6 4.2 3.8 3.1 2.27 1.8 OSHA Recordable Rate Top Quartile DTE Energy's accident rate has improved every year for the past four years Entered top quartile in 2007 Disciplined approach to standard work instructions and pre-job safety briefings enhanced safety mindset of employees at all levels Plan to continue focus on culture of safety that identifies, corrects and prevents accidents Source: Company and EEI data

Running the Business Well Promotes a Constructive Regulatory Environment

DTE Energy

We have helped develop a constructive relationship with regulatory stakeholders in Michigan, and we will continue to work on strengthening this collaborative environment

Detroit Edison

- Fully regulated by the MPSC
  - 11% authorized return on equity
  - Full pass-through of fuel, purchased power
  - Tracking mechanism for Electric Choice
  - Sept. 2006 settlement of Detroit Edison show cause proceeding
- Michigan's 21st Century Energy Plan indicative of constructive regulatory environment
  - Collaboratively developed with all Michigan stakeholders, including Detroit Edison
  - Advocates legislative changes as an option to fix Michigan's hybrid electric regulatory structure (PA141)

MichCon

- Fully regulated by the MPSC
  - 11% authorized return on equity
  - Full pass-through of gas cost
  - Tracking mechanism for bad debt
- Innovative settlement agreement with all parties on MichCon gas storage
  - Settlement approved by MPSC on August 21
  - Provides opportunity for MichCon to earn 11% authorized ROE with no customer rate increase
  - Gives regulatory certainty - no rate case until 2009

9

Significant Utility Investment Planned Through 2010

DTE Energy

Detroit Edison

- On track with over $800 million environmental projects at Monroe plant – new SCR completed in May
- Plan to file application for new nuclear unit at existing Fermi site by year-end 2008
- Investing ~$330 million in Advanced Metering Infrastructure over the next 6 years; expect to select vendor in 3Q07


Unit 4 scrubber and infrastructure
Unit 3 SCR
New construction

Monroe Power Plant ~2009

MichCon

- $70 million pipeline expansion in W. Michigan on track for 2008 completion
- $75 million utility storage expansion expected in service next year
- Pipeline integrity work ahead of plan, expect ~$10 million per year capex



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Our Utility Strategy Is Producing Results Our strategy reduces the need for rate increases and allows the utilities to earn their authorized ROE Utility Operating Earnings* ($ millions) 2002 x 2003 2004 2005 2006 2007 x 2008 2009 2010 352 307 202 345 429 428 460 490 520 $352 2002 2006 $429 * Reconciliation to GAAP reported earnings included in the appendix ~$520 2010 potential Utilities earned authorized ROE in 2006 On track to earn authorized ROE in 2007 Realized 5% utility earnings compound annual growth rate 2002 to 2006 Low cost, high customer service helps turn rate base growth into predictable, consistent earnings growth Potential upside beyond 2010 for new generation Baseload nuclear Renewables Peaking capacity Potential 5% utility earnings compound annual growth rate 2006 to 2010 and beyond 5% annual growth

Overview Our primary focus is our utility strategy, which we expect will produce predictable, consistent earnings growth Our non-utility businesses will continue to create value for shareholders Our business strategy is supported by a strong balance sheet and enables an attractive dividend

Continue to Invest in Focused Areas Where We See our Strongest Opportunities Non-Utility Investment Outlook Coal & Gas Midstream Investing $50M (2007/08) for 14 Bcf expansion of gas storage in Michigan Investing $30M for a Vector Pipeline Expansion - expected in-service Nov. 2007 Investing $200M (2007/08) for Millennium Pipeline, expected in-service in late 2008 Power & Industrial Projects Continue the track record of creating value Pulverized Coal Injection facility for integrated steel company Energy project for paper mill located in Southern United States Unconventional Gas Focusing on Western Barnett Expect total 2007 Barnett capex of $150 million Could invest ~$100 million annually in Western Barnett development

Non-Utility Monetizations Have Exceeded Expectations

DTE Energy

Actions		Proceeds
Antrim	Sale closed June 29	
Power & Industrial	Agreement for sale of 50% interest in a portfolio of projects announced June 30	
Peakers	• Georgetown sale closed end of July • Agreement for sale of Crete signed end of July	
Barnett	• Plan to develop Western acreage • May explore sale of remaining acreage	

Proceeds

- Total after-tax proceeds of ~$1.5 billion
- Repurchased ~$675 million of common stock as of August 28
- Expect to buy back $900 million of common stock by year end and retire $700 million of parent company debt*

* Includes some debt retirement from synfuel cash. See slide 21 for details.

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Detroit Edison MichCon Coal & Gas Midstream Power & Industrial Unconventional Gas Energy Trading East 345 82.5 22.5 20 5 12.5 52.5 DTE Earnings - Post Monetization 2007 Post-Monetization Earnings Profile Excludes Synthetic Fuel and Corporate & Other We expect the utilities to represent 80-90% of our earnings while we continue to look for opportunities for value creation in our non-utility businesses * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings Guidance* ($ millions) 2007 Post- Monetization Guidance Regulated Non-Regulated

Overview Our primary focus is our utility strategy, which we expect will produce predictable, consistent earnings growth Our non-utility businesses will continue to create value for shareholders Our business strategy is supported by a strong balance sheet and enables an attractive dividend

Leverage* * Excludes securitization debt and MichCon short-term borrowing Funds from Operations / Debt* Business Strategy is Supported by a Strong Balance Sheet 12/31/2006 12/31/07E 0.534 0.501 Leverage and FFO/Debt are expected to improve this year Restructuring efforts that reduce non- utility risk should pave the way for a business risk improvement Solid liquidity position $2.1 billion of credit facilities ~$1.0 billion current available liquidity 12/31/2006 12/31/07E 0.195 0.25 12/31/06 12/31/07E 53.4% 50-52% 12/31/06 12/31/07E 19.5% 24-26%

Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield August 28, 2007 PGN 0.05428 ED 0.05146 AEE 0.05127 NI 0.04933 SO 0.04584 DTE 0.04549 CNP 0.042 AEP 0.03478 FE 0.03357 PCG 0.03318 D 0.03284 ETR 0.03023 FPL 0.02864 PEG 0.02862 PPL 0.02632 TXU 0.02614 EXC 0.02544 SRE 0.02313 EIX 0.02226 CEG 0.02098 CMS 0.0127 DTE 4.5%

DTE Energy's Investment Thesis DTE Energy expects to create significant value for shareholders over the next five years 5% long-term utility earnings growth Well-run utilities engaged in a customer-focused investment program, operating in a constructive regulatory environment Investment in non-utility businesses focused on maximizing shareholder value Continued expansion in the Coal & Gas Midstream segment Opportunistic development in Unconventional Gas and Power & Industrial Projects Stable balance sheet with sufficient flexibility to execute our growth plan Attractive current dividend, potential for future increases

Appendix

Sources Long-Term Uses East 1.4 0.75 West 0.95 0.75 0.25 0.65 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel $900 - 1,000 (2007 - 2009) Monetization Proceeds ~$1,500 (2007) Monetization Proceeds and Synfuel Cash Sources and Uses ($ millions) $2,400 - 2,500 $2,400 - 2,500 Debt Redemption ~$700 (2007 - 2008) Share Repurchase* ~$900 (2006 - 2007) Utility Equity/Other $600 - 700 (2007 - 2009) Antrim Forward Sales * Includes ~ $675 million of common stock bought back under this program as of August 28, 2007

Barnett Shale Strategy Update Clay Zones of DTE Acreage South 32,000 acres Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area West 41,000 acres Core 11,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto

16 Net Production Rate (mmcf/day) 25 16 Gross Producing Wells 65 151 6/30/07 12/31/05 Reserves (Bcfe) Probable Reserves Proven Reserves 120 59 179 12/31/05 12/31/04 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 62 76 65 16 84 12/31/06 12/31/05 123 12/31/06 6/30/07 12/31/05 12/31/06 4 65 14 6/30/07 81 12/31/06 266 174 440 Barnett Shale Operating Metrics 19

Synfuels Expected to Produce $900 million in Cash in 2007-2009 2007 2008 2009 Total 675 675 850 175 50 900 2007E 2008E 2009E Total Expected Synfuel Cash Flow* ($ millions) ~$675 ~$175 ~$50 ~$900 Gains from non-utility monetizations enabled DTE to use more of its banked tax credits in 2007 Pulls ahead cash into 2007 from 2008-2009 Synfuel cash about evenly split between use of tax benefits and partner payments / oil hedge proceeds Hedging of exposure to oil prices enables full production in 2007 (~21 million tons) * Assumes ~21 million tons of production in 2007

2007 Segment Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix 2007 earnings guidance remains unchanged except for monetization impacts and Synthetic Fuel Due to the timing of the share repurchase plan, we plan to provide revised EPS guidance upon completion of all non-utility monetizations Operating Earnings* ($ millions) 2007 Post Monetization Guidance 2007 Original Guidance

2007 Post Monetization Guidance DTE Energy Cash Flow Strong Cash Flow Supports Debt Repayment and Stock Buyback ($ millions) * Accounted for as 'investing activity' on statement of cash flows; Reconciliation to GAAP reported cash flow included in the appendix The continuation of strong underlying cash flows and monetization proceeds leads to 2007 net cash of approximately $1.56-1.59 billion In addition to the dividend and capital expenditures, excess cash will be used for: $850 million stock repurchase** ~$700 million parent company debt repayment ** Excludes $50 million of stock repurchased in 2006 2007 Original Guidance *** Includes approximately $220M of accelerated tax credits

Utility Capex of $1,050 to $1,165 million is approximately 30% higher than prior 5 year average Utility investment leads to continued net plant growth in 2007 Continuing to Grow our Businesses DTE Energy Capital Expenditures 2007E ($ millions) Capital Expenditures Depreciation Detroit Edison MichCon $850-935 $480-490 $200-230 $85-90 Net Plant Growth $370-445 $115-140 Non-utility capital is primarily driven by Barnett development and continued investment in the Coal & Gas Midstream segment

Reconciliation of Utility Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2007 guidance for operating earnings. It is likely that certain items that impact the company's 2007 reported results will be excluded from operating results. A reconciliation to the comparable 2007 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of 2007 Reported Earnings to Operating Earnings In this presentation, there are references to operating earnings for 2010. This is not meant to constitute guidance, but rather is an indicator of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for this period will be excluded from operating results. A reconciliation to the comparable 2010 reported earnings/net income amount is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2010